©2017 Regal Beloit Corporation Rob Cherry Vice President – Investor Relations Regal Beloit Corporation Investor Day 2017 General Session March 10, 2017

March 10, 2017 ©2017 Regal Beloit Corporation 2 Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as PTS, including the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 1, 2017 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

March 10, 2017 ©2017 Regal Beloit Corporation 3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. In addition, since our management often uses these non-GAAP financial measures to manage and evaluate our business, make operating decisions, and forecast our future results, we believe disclosing these measures helps investors evaluate our business in the same manner as management. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the Appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, adjusted EBIT and EBITDA, ROIC, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales.

March 10, 2017 ©2017 Regal Beloit Corporation 4 Agenda 8:30-8:35 Welcome & Introductions – Rob Cherry, VP - IR 8:35-10:00 General Session – Tansa – Mark Gliebe, Chairman & CEO – Chuck Hinrichs, VP & CFO – Jon Schlemmer, COO 10:00-10:30 Q&A – Tansa 10:30-10:45 Break – Balcony 10:45-12:15 Segment Breakouts (30-minute rotations) I. Commercial & Industrial Systems – Tansa II. Climate Solutions – Azekka III. Power Transmission Solutions – Mirus 12:15-1:00 Lunch – Lorica

March 10, 2017 ©2017 Regal Beloit Corporation 5 Today’s Presenters – General Session Mark Gliebe Chairman & CEO Chuck Hinrichs VP & CFO Jon Schlemmer COO Rob Cherry VP Investor Relations Rob Chesser VP Manufacturing John Avampato VP & CIO

March 10, 2017 ©2017 Regal Beloit Corporation 6 Today’s Presenters – Commercial & Industrial Mike Wickiser Senior VP Commercial Motors Mike Logsdon VP Technology Eric McGinnis VP Industrial Motors & Power Generation

March 10, 2017 ©2017 Regal Beloit Corporation 7 Today’s Presenters – Climate Solutions John Kunze VP Climate Solutions Paul Selking HVAC Business Leader

March 10, 2017 ©2017 Regal Beloit Corporation 8 Today’s Presenters – Power Transmission Solutions Jerry Morton VP PTS Dave Brick VP PTS Technology

March 10, 2017 ©2017 Regal Beloit Corporation 9 Other Participants – Finance Rob Rehard VP FP&A Dan Erdman VP Treasurer

©2017 Regal Beloit Corporation Enterprise Strategy Mark Gliebe Chairman & CEO Regal Beloit Corporation Investor Day 2017 March 10, 2017

Agenda

8:35-9:05 **Enterprise Strategy** – Mark Gliebe, Chairman & CEO

9:05-9:20 **Financial Overview** – Chuck Hinrichs, VP & CFO

9:20-10:00 **Organic Growth & Simplification**
- – Jon Schlemmer, COO
- – John Avampato, CIO
- – Rob Chesser, VP Manufacturing

10:00-10:30 **Q & A**

10:30-10:45 **Break**

10:45-12:15 **Segment Breakouts** (30-minute rotations)**:**

C&I Systems – Mike Wickiser, Eric McGinnis, & Mike Logsdon

Climate Solutions – John Kunze & Paul Selking

Power Transmission Solutions – Jerry Morton & Dave Brick

12:15-1:00 **Lunch**

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March 10, 2017 ©2017 Regal Beloit Corporation 12 Enterprise Strategy: 2017-2019 FOUNDATIONAL PERFORMANCE CORE CAPABILITIES Top Quartile Cash Generation Improving Margins Customer Favored Unique Culture Innovative Strong Operators Drives Long Term Growth and Improved Returns • Focus on Core KEY ELEMENTS • Innovate to Grow • Simplification

March 10, 2017 ©2017 Regal Beloit Corporation 13 Enterprise Strategy – Updated Performance Targets Adj. Operating Margins* 200 – 250 BPS ROIC* 300 – 400 BPS Organic Sales Growth* 2% – 4% CAGR By 2019 Enterprise Strategy Drives Sustainable Improvements in Financial Performance Free Cash Flow to Net Income* 100% – 125% * Non-GAAP Financial Measurement, See Appendix for Reconciliation

March 10, 2017 ©2017 Regal Beloit Corporation 14 Enterprise Strategy: 2017-2019 FOUNDATIONAL PERFORMANCE CORE CAPABILITIES Top Quartile Cash Generation Improving Margins Customer Favored Unique Culture Innovative Strong Operators Drives Long Term Growth and Improved Returns • Focus on Core KEY ELEMENTS • Innovate to Grow • Simplification

March 10, 2017 ©2017 Regal Beloit Corporation 15 Regal Core Capabilities Innovative Strong Operators CORE CAPABILITIES Unique Culture Innovative Strong Operators

March 10, 2017 ©2017 Regal Beloit Corporation 16 Regal Core Capabilities Business System Unique Culture Innovative CORE CAPABILITIES Unique Culture Innovative Strong Operators

March 10, 2017 ©2017 Regal Beloit Corporation 17 Business System Business System When there is a Distinct Advantage to Standardize and Deploy common elements across Regal, we will do so. It is the compilation of these Cultural Behaviors & Business Processes that make up the Regal Business System. “There is Power in the Way We Work.”

March 10, 2017 ©2017 Regal Beloit Corporation 18 Business System Business System When there is a Distinct Advantage to Standardize and Deploy common elements across Regal, we will do so. It is the compilation of these Cultural Behaviors & Business Processes that make up the Regal Business System. “There is Power in the Way We Work.”

March 10, 2017 ©2017 Regal Beloit Corporation 19 Regal Core Capabilities 4 5 6 Customer Survey Innovation Score Customers Recognizing Innovation Unique Culture Strong Operators CORE CAPABILITIES Unique Culture Innovative Strong Operators

March 10, 2017 ©2017 Regal Beloit Corporation 20 Innovation – DEC Star® Innovative  First to Market  New Technology in the Motor, Drive, Blower Construction and Blower Wheel  17 Patents Issued and Pending Delivers Benefits to Customers  Substantial Improvement in Energy Efficiency  Less Noise  Less Weight  Uniform Airflow Helps Meet Difficult FER, SEER and EER Regulations with One Simple Upgrade

March 10, 2017 ©2017 Regal Beloit Corporation 21 Innovation - UlteMAX™ Innovative  First to Market  Revolutionary Form Factor  New Technology in the Motor, Drive  8 Patents Issued and Pending Delivers Benefits to Customers  Substantial Improvement in Energy Efficiency  50% - 75% Less Weight and Size Improving Energy Efficiency with Less Weight and Lower System Cost

March 10, 2017 ©2017 Regal Beloit Corporation 22 Positive Handprint Creating a Better Tomorrow

March 10, 2017 ©2017 Regal Beloit Corporation 23 Enterprise Strategy: 2017-2019 FOUNDATIONAL PERFORMANCE CORE CAPABILITIES Top Quartile Cash Generation Improving Margins Customer Favored Unique Culture Innovative Strong Operators Drives Long Term Growth and Improved Returns • Focus on Core KEY ELEMENTS • Innovate to Grow • Simplification

March 10, 2017 ©2017 Regal Beloit Corporation 24 0% 25% 50% 75% 100% 125% 150% 175% 200% $- $100 $200 $300 $400 $500 2012 2013 2014 2015 2016 Free Cash Flow* % of Adj. Net Income* Improving Margins Customer Favored Regal’s Foundational Performance * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Consistently Delivering Strong FCF – 138% Annual Average FOUNDATIONAL PERFORMANCE Top Quartile Cash Generation Improving Margins Customer Favored (millions)

March 10, 2017 ©2017 Regal Beloit Corporation 25 2014 2016 Regal’s Foundational Performance Increasing Margins Through Difficult Markets Customer Favored FOUNDATIONAL PERFORMANCE Top Quartile Cash Generation Improving Margins Customer Favored Adj. EBIT* Margin Adj. EBITDA* Margin * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2014 2016 9.4% 9.7% 13.7% 14.6%

March 10, 2017 ©2017 Regal Beloit Corporation 26 Regal’s Foundational Performance Quality Responsive Innovation Value 2012 2016 2016 Customer Survey Results  Best Net Promoter Score Ever  Best Response Rate Ever  3rd Consecutive Year of Improvement 12.9% 5.7% 6.1% 5.3% Continuously Improving Our Performance for Customers Top Quartile Cash Generation Improving Margins FOUNDATIONAL PERFORMANCE Top Quartile Cash Generation Improving Margins Customer Favored

March 10, 2017 ©2017 Regal Beloit Corporation 27 Regal’s Foundational Performance Performing for Our Most Demanding Customers

March 10, 2017 ©2017 Regal Beloit Corporation 28 Enterprise Strategy: 2017-2019 FOUNDATIONAL PERFORMANCE CORE CAPABILITIES Top Quartile Cash Generation Improving Margins Customer Favored Unique Culture Innovative Strong Operators Drives Long Term Growth and Improved Returns • Focus on Core KEY ELEMENTS • Innovate to Grow • Simplification

March 10, 2017 ©2017 Regal Beloit Corporation 29 Focus on the Core Focus Regal’s talent, capital and energy on core businesses so that we can accelerate our growth and position ourselves for long term success.

March 10, 2017 ©2017 Regal Beloit Corporation 30 Focus on the Core  Focus On Core Businesses Where We Can Differentiate with Technology  Increase the Focus on the Distribution Channel to Drive Growth  Selectively Prune Businesses Where We Do Not Have a Clear Advantage or Scale  Management Incentivized to Deliver Organic Revenue Growth and Operating Margin Improvement  Balanced Capital Deployment Between Share Repurchases and Acquisitions  Acquisition First  Serial Acquirer   Organic First  Targeted Acquisitions To

March 10, 2017 ©2017 Regal Beloit Corporation 31 Innovate for Growth Innovation that delivers differentiated value to customers drives sustained organic growth and margin improvement.

March 10, 2017 ©2017 Regal Beloit Corporation 32 Innovation Energy Efficiency Internet of Things Disruptive Technology HP Range Year Markets < 1.0 2011 Furnaces Boilers Appliances 0.5 - 1.0 2015 Furnaces Air Handlers 3.0 – 15.0 2017 Ind. Fans Pumps  Efficient motors use electronics  Every motor can be a sensor  Every motor can communicate  Every motor can be programmed Commercial Refrigeration  Effective March of 2017  Requires ECM type motor Commercial HVAC  Effective July of 2018  Expecting shift to ECM Fan Energy Rating (FER)  Effective July of 2019  Expecting significant shift to ECM  Data Analytics  Predictive Maintenance

March 10, 2017 ©2017 Regal Beloit Corporation 33 Continue Simplification Complexity is a barrier to growth, speed and profitability. Continue to simplify our structure and footprint to improve our customer responsiveness and increase our margins.

March 10, 2017 ©2017 Regal Beloit Corporation 34 Simplification Initiative Restructuring Expenses* Delivering $8.9 $6.8 $9.0 2015 2016 2017E ERPs Manufacturing Footprint Design Platforms Suppliers Warehouses Still More Opportunity ~2 Year or Less Payback ~35 BPS Annual Adjusted Operating Margin Improvement  Improved Customer Service * Total Restructuring and Restructuring Related Costs. (millions)

March 10, 2017 ©2017 Regal Beloit Corporation 35 Leveraging Simplification  Energy Efficiency  Disruptive Technology  Internet of Things Enables Enables Enables Rooftop Consolidation Automation ERP Consolidation Digital Customer Experience Platform Consolidation Innovation 1,845K sq ft consolidated 80% revenue on one system 4 design platforms eliminated

March 10, 2017 ©2017 Regal Beloit Corporation 36 Enterprise Strategy: 2017-2019 FOUNDATIONAL PERFORMANCE CORE CAPABILITIES Top Quartile Cash Generation Improving Margins Customer Favored Unique Culture Innovative Strong Operators Drives Long Term Growth and Improved Returns • Focus on Core KEY ELEMENTS • Innovate to Grow • Simplification

©2017 Regal Beloit Corporation Chuck Hinrichs Vice President and Chief Financial Officer Regal Beloit Corporation Investor Day 2017 March 10, 2017 Financial Overview

March 10, 2017 ©2017 Regal Beloit Corporation 38 Agenda  Sales and Earnings Review  Strong Free Cash Flow  Cash Repatriation  Uses of Cash  Debt and Leverage Ratio  Capital Allocation Priorities  Update on 2017 Guidance

March 10, 2017 ©2017 Regal Beloit Corporation 39 39 Financial History Expecting Organic Sales Growth and Earnings Growth in 2017 * Non-GAAP Financial Measurement, See Appendix for Reconciliation $3,096 $3,257 $3,510 $3,225 2013 2014 2015 2016 $198 $195 $240 $200 2013 2014 2015 2016 Sales (millions) Adj. Net Income* (millions)

March 10, 2017 ©2017 Regal Beloit Corporation 40 0% 25% 50% 75% 100% 125% 150% 175% 200% $- $100 $200 $300 $400 $500 2012 2013 2014 2015 2016 Free Cash Flow* % of Adj. Net Income* Expecting Free Cash Flow % of Net Income of 100% - 125% in 2017-2019 * Non-GAAP Financial Measurement, See Appendix for Reconciliation (millions) Consistently Generating Cash 5-Year Average of 138%

March 10, 2017 ©2017 Regal Beloit Corporation 41 Significant Increase in Available Cash to Reduce Debt and Repurchase Shares Cash Repatriation  Regal had $285 Million of Cash at Year End 2016 − $280 Million of Cash Outside of U.S.  In 2017, Regal will Repatriate ~ $150 Million of Cash to U.S. − Not Related to Current Tax Reforms Under Review − Executing Tax Planning Initiatives with Minimal Tax Cost − Available for Debt Reduction and Opportunistic Share Repurchases  Current Share Repurchase Authorization of 2.3 Million Shares

March 10, 2017 ©2017 Regal Beloit Corporation 42 $0.58 $0.62 $0.64 $0.66 $0.70 $0.74 $0.78 $0.84 $0.90 $0.94 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Consistent Increase in Cash Dividends to Shareholders Dividends Per Share Paid Returning Cash to Shareholders

March 10, 2017 ©2017 Regal Beloit Corporation 43 0.0 1.0 2.0 3.0 4.0 $0 $600 $1,200 $1,800 $2,400 2014 2015 2016 2017E Total Debt Total Debt/EBITDA Strong Balance Sheet to Deploy Capital * Non-GAAP Financial Measurement, See Appendix for Reconciliation Debt and Leverage Ratio Total Debt (millions) Total Debt/EBITDA*

March 10, 2017 ©2017 Regal Beloit Corporation 44 Capital Allocation Priorities Acquisitions Targeted Transactions to Strengthen the Core and Drive Shareholder Value Share Repurchase Opportunistically Repurchase Shares while Maintaining Financial Flexibility Balance Sheet Targets Disciplined Approach to Drive Long-Term Shareholder Value  Debt/EBITDA* Ratio: 1.5 – 3.5  Capital Expenditures: 2.5% – 3.0% of Sales  Cash Dividends: 20% – 24% Payout Ratio * Non-GAAP Financial Measurement, See Appendix for Reconciliation

March 10, 2017 ©2017 Regal Beloit Corporation 45 Affirming 2017 Guidance of Sales and Earnings Growth * Non-GAAP Financial Measurement, See Appendix for Reconciliation Affirming 2017 Guidance  2017 Organic Sales Growth  Improved Adjusted Operating Margin  FY 2017 GAAP EPS Guidance of $4.35 to $4.75  FY 2017 Adjusted EPS* Guidance of $4.50 to $4.90

©2017 Regal Beloit Corporation Jon Schlemmer Chief Operating Officer John Avampato Vice President and Chief Information Officer Regal Beloit Corporation Investor Day 2017 March 10, 2017 Organic Growth & Simplification Rob Chesser Vice President Manufacturing

March 10, 2017 ©2017 Regal Beloit Corporation 47  Organic Growth – Performance Excellence – Innovation – Commercial Excellence – Digital Customer Experience  Simplification – Progress to Date – Next Steps  Summary and Key Takeaways Agenda

March 10, 2017 ©2017 Regal Beloit Corporation 48 Organic Growth 64% OEM  Performance Excellence  Innovation 36% Distribution  Commercial Excellence  Digital Customer Experience $3.2B Sales

March 10, 2017 ©2017 Regal Beloit Corporation 49 Performance Excellence The Underlying Framework that Drives Our Operations to Continuously Improve

March 10, 2017 ©2017 Regal Beloit Corporation 50 Performance Excellence Performance Excellence Creates a Competitive Advantage Performance 1 Star Establish Engagement Trained & Engaged Firm Foundation Meets Base Criteria 2 Star Broad Engagement 3 Star Culture 4 Star Value Stream Focus 5 Star World Class Self Perpetuating Sustained > 12 Months Best in Class People Process

March 10, 2017 ©2017 Regal Beloit Corporation 51 Growth through Performance Excellence Teams Competing to Achieve Customer Performance Metrics

March 10, 2017 ©2017 Regal Beloit Corporation 52 Performance Excellence – Keys to Success Engaged High Energy Teams 5S Visual Factory Capable Processes

March 10, 2017 ©2017 Regal Beloit Corporation 53 Employee Engagement Video

March 10, 2017 ©2017 Regal Beloit Corporation 54 Customer Feedback Johnson Controls Independent Distributors Network Continuous Improvement Customers Recognizing the Improvement 2016 Customer Survey Customer Awards  Nearly 4,000 Responses  Achieved Highest Net Promoter Score Ingersoll Rand Quality Responsive Innovation Value 2012 2016 12.9% 5.7% 6.1% 5.3%

March 10, 2017 ©2017 Regal Beloit Corporation 55 Performance Excellence Journey Performance Excellence Will Create a Competitive Advantage 1 Star 25% 50% 2 Star 5% 30% 3 Star 15% 4 Star 5% 5 Star Today 2020 Vision

©2017 Regal Beloit Corporation Organic Growth – Innovation

March 10, 2017 ©2017 Regal Beloit Corporation 57 IE3 Efficiency Industrial Motors Fan Energy Rating (FER) Walk in Coolers & Freezers Comm. Ref. Equipment Multi-Year Trend Favors High Efficiency Suppliers Efficiency Requirements Increasing Commercial HVAC 2017 2018 2019 2020

March 10, 2017 ©2017 Regal Beloit Corporation 58 Full Range of FER Solutions Best FER Solution Set Customer Benefits  Full Range of Solutions  Highest Motor Efficiency with Proven Reliability  Premium Solution for Most Difficult Applications Regal Benefits  Full Customer Engagement  Est $40-$60 Million Incremental Sales by 2020 DEC Star® Highest Efficiency Solution ECM 3.0+ High Efficiency Motor Ensite™ ECM Motor Efficiency and Features

March 10, 2017 ©2017 Regal Beloit Corporation 59 UlteMAX™ UlteMAX™ Delivers Differentiated Solution in C&I Customer Benefits  Compact Form Factor  50% – 75% Lower Weight  Higher Efficiency UlteMAX™ Motor & Control Standard Industrial Motor Regal Benefits  Significant Customer Interest  Sales Begin in 2017  Est $70 Million Sales Over the Next 7 Years

March 10, 2017 ©2017 Regal Beloit Corporation 60 Axial Technology Creating New Opportunities Growth Opportunities in Both Existing and New Markets for Regal UlteMAX™ Motor & Control DEC Star® HVAC Solution Axial Draft Inducer Axial Gas Pre-Mix 2011 2013 2015 2017

March 10, 2017 ©2017 Regal Beloit Corporation 61 Well Positioned for Internet of Things Industry Leading Position of Small Motors with Integrated Electronics Swimming Pools HVAC Water Heaters Commercial HVAC Commercial Refrigeration Manufacturing Residential Commercial Industrial

March 10, 2017 ©2017 Regal Beloit Corporation 62 Innovation Summary  Energy Efficiency Regulations Favor High Efficiency Suppliers  Axial Differentiating Regal with Disruptive Technology  Regal’s High Efficiency Products Well Positioned for the Internet of Things

©2017 Regal Beloit Corporation Organic Growth – Commercial Excellence

March 10, 2017 ©2017 Regal Beloit Corporation 64 Significant Focus on Growth in the Distribution Segment Investing in Commercial Excellence  Aftermarket Solutions  Product Promotions  Contractor Training New Products Sales Coverage & Talent Tools & Training  Increasing Coverage  Adding Sales Talent  Compensation Program  Sales & Pricing Tools  Expanding CRM  Sales Training

©2017 Regal Beloit Corporation Organic Growth – Digital Customer Experience

March 10, 2017 ©2017 Regal Beloit Corporation 66 25% 35% 60% 80% 90% 2009 2012 2015 2017 2019 Simplification of Our IT Systems % Sales on Standard ERP IT Platform Has Been Simplified…Shift to Growth! ERP Consolidation Benefits Customer  One PO, One Shipment  Product Configurator  Higher Stock Availability  Digital Customer Experience Regal  Accelerates Simplification  Sharing Best Practices  Advanced Data Analytics  Lower Costs

March 10, 2017 ©2017 Regal Beloit Corporation 67 Digital is Transforming the Buying Process  Human interactions shift to online searches and digital transactions  B2B buyers demand the same online experience they see in the B2C world  Rich content gives buyers the answers they need  Our top industrial distribution customers are focused on digital 60% Percentage of digital order lines at one of our key customers 20 % pts Up from just two years ago Search- To-Cart% A measurement of success in eCommerce Industrial eCommerce Expected to Grow Rapidly

March 10, 2017 ©2017 Regal Beloit Corporation 68 Regal Digital Customer Experience Digital Product Information Electronic Business Transactions Website Refresh Cu s tom e r Exp e ri e n c e Rich Content Research and “Where to Buy” Make It Easy For The Customer

March 10, 2017 ©2017 Regal Beloit Corporation 69  Digitizing Product Catalog for all Brands Across Regal  Digital Asset Management - Images, Graphics, Videos  On Demand Syndication to Our Customers Digital Product Information Delivering Rich Product Content to Our Customers High-Resolution Product Images

Website Refresh

Where To Buy function takes the user directly to our customers' website!

DIGITAL CONTENT



Features & Specifications:

Mounting:	Two-Bolt Base
Bore Diameter:	1 inch
Bore Type:	Round
Duty Type:	Light Duty
Housing Material:	Cast Iron
Locking Device:	Eccentric Collar
Seal Type:	Contact/Lip
Overall Dimension:	4x2.22x1.22 inch

Regal Website


REGAL
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RUN MORE EFFICIENTLY.

Customer Websites


JOHNSTONE SUPPLY
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Marathon Electric (Regal) G574
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Discovery > Research > Comparison > Selection > Purchase

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March 10, 2017 ©2017 Regal Beloit Corporation 71 Electronic Business Transactions $490 $550 $1,000 $0 $200 $400 $600 $800 $1,000 2015 2016 2019E (millions) Make It Easy For The Customer

March 10, 2017 ©2017 Regal Beloit Corporation 72 Organic Growth 64% OEM  Performance Excellence  Innovation 36% Distribution  Commercial Excellence  Digital Customer Experience $3.2B Sales Strategies and Actions to Drive 2%-4% Organic Growth CAGR

©2017 Regal Beloit Corporation Simplification Update and Next Steps

March 10, 2017 ©2017 Regal Beloit Corporation 74 Simplification Initiative ERPs Manufacturing Footprint Design Platforms Suppliers Completed thru 2016 Reducing Our Costs and Making it Easy for the Customer Planned for 2017-2019 75% of Sales on One ERP 90% of Sales on One ERP 1,845,000 Sq-Ft Reduced 15% Reduction Another 1,100,000 Sq-Ft Cumulative 25% Reduction 4 Major Design Platforms Consolidated 1 Additional Design Platform to be Consolidated ~1,400 Suppliers Consolidated ~500 More Suppliers to Consolidate

March 10, 2017 ©2017 Regal Beloit Corporation 75 Platform Simplification Enables Innovation Freeing Up Engineering Capacity to Accelerate Innovation Worm Gears Industrial Motors 3.3” HVACR 48 Frame HVAC 56 Frame C&I 2017  Fewer Platforms Reduce Engineering Support  Freeing Up Engineering Capacity as Simplification Efforts Ramp Down  Doubling Down on New Product Programs

March 10, 2017 ©2017 Regal Beloit Corporation 76 Automation – Material Movement Simple Automation Increases Safety and Efficiency

March 10, 2017 ©2017 Regal Beloit Corporation 77 Automation – Component Assembly Complex Automation Enabled by Simplification Efforts

March 10, 2017 ©2017 Regal Beloit Corporation 78 Simplification to Automation 2014 - 2016 2017 - 2019 Future Simplification Automation 90% 70% 50% 50% 30% 10% Simplification and Automation Continue to Deliver Margin Improvement Annual Margin Improvement ~35 bps 30-40 bps 30-40 bps

March 10, 2017 ©2017 Regal Beloit Corporation 79 Summary and Key Takeaways Strategy and Actions in Place to Drive Growth and Margin Improvement 2016 2019E Adj. Operating Margins* 200 – 250 BPS Organic Sales Growth* 2% – 4% CAGR 9.7% 11.7% - 12.2% $3.2B 2016 Sales 36% Distribution 64% OEM Organic Growth Initiatives  Performance Excellence  Innovation  Commercial Excellence  Digital Customer Experience Margin Improvement Efforts  Organic Growth Drives ~50% of the Improvement  Simplification and Automation Deliver ~50% of the Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation

©2017 Regal Beloit Corporation Q & A We create a better tomorrow by efficiently converting power into motion.

March 10, 2017 ©2017 Regal Beloit Corporation 81 Agenda 8:35-9:05 Enterprise Strategy – Mark Gliebe, Chairman & CEO 9:05-9:20 Financial Overview – Chuck Hinrichs, VP & CFO 9:20-10:00 Organic Growth & Simplification – Jon Schlemmer, COO – John Avampato, CIO – Rob Chesser, VP Manufacturing 10:00-10:30 Q & A 10:30-10:45 Break 10:45-12:15 Segment Breakouts: C&I Systems – Mike Wickiser, Eric McGinnis, & Mike Logsdon Climate Solutions – John Kunze & Paul Selking Power Transmission Solutions – Jerry Morton & Dave Brick 12:15-1:00 Lunch

March 10, 2017 ©2017 Regal Beloit Corporation 82 Appendix Non-GAAP Reconciliations ORGANIC GROWTH (Dollars in Millions) Fiscal 2016 Net Sales 3,224.5$ Net Sales from Businesses Acquired (35.9) Net Sales from Businesses Divested 11.6 Impact from Foreign Currency Exchange Rates 31.2 Adjusted Net Sales 3,231.4$ Net Sales Ended Jan 2, 2016 3,509.7$ Organic Growth % (7.9)% Net Sales Growth % (8.1)% RECONCILIATION OF 2017 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2017 Diluted EPS Annual Guidance 4.35$ 4.75$ Restructuring and Related Costs 0.15 0.15 Gains on Disposals of Businesses — — 2017 Adjusted EPS Annual Guidance 4.50$ 4.90$

March 10, 2017 ©2017 Regal Beloit Corporation 83 Appendix Non-GAAP Reconciliations ADJUSTED OPERATING INCOME (Dollars In Millions) Fiscal 2016 GAAP Income from Operations 320.6$ Goodwill Impairment - Venezuelan Asset Write Down - Gain on Sale of Assets (1.7) Purchase Accounting and Transaction Costs - Restructuring and Related Costs 6.8 Venezuelan Currency Devaluation - Gain on Disposal of Real Estate - Gain on Disposal of Business (11.6) Adjusted Income from Operations 314.1$ GAAP Operating Margin % 9.9 % Adjusted Operating Margin % 9.7%

March 10, 2017 ©2017 Regal Beloit Corporation 84 Appendix Non-GAAP Reconciliations EBIT AND EBITDA RECONCILIATION (Dollars In Millions) Fiscal 2014 Fiscal 2015 Fiscal 2016 Fiscal 2017E Income From Operations 121.5$ 252.8$ 320.6$ 322.0$ Plus: Goodwill Impairment 119.5 79.9 - - Plus: Asset Impairment and Other Net, 40.0 - - - Plus: Restructuring and Related Costs 13.2 8.9 6.8 9.0 Plus: Purchase Accounting and Transaction Costs 8.4 29.8 - - Plus: Venezuelan Asset Write Down - 12.8 - - Plus: Venezuelan Currency Devaluation 10.4 1.5 - - Plus: Gain on the Sale of Realestate (13.9) (3.4) - - Plus: Loss (Gain) on Disposal of Business 1.9 - (13.3) - Plus: Loss on Divestiture Bankruptcy 6.3 - - - Adjusted EBIT 307.3$ 382.3$ 314.1$ 331.0$ Adjusted EBIT % of Net Sales 9.4% 10.9% 9.7% Plus: Depreciation 92 95.5 93.4 103.0 Plus: Amortization 46.7 63.9 62.0 55.3 Adjusted EBITDA 446.0$ 541.7$ 469.5$ 489.3$ Adjusted EBITDA % of Net Sales 13.7% 15.4% 14.6% Total Debt 632.0$ 1,722.0$ 1,412.0$ 1,212.0$ Total Debt / Adjusted EBITDA 1.4 3.2 3.0 2.5 E Management Estimate at Guidance Midpoint

March 10, 2017 ©2017 Regal Beloit Corporation 85 Appendix Non-GAAP Reconciliations RETURN ON INVESTED CAPITAL (ROIC) RECONCILIATION (Data in Millions) Fiscal 2015 Fiscal 2016 Cash (253)$ (285)$ Current Maturities of Long Term Debt 6 101 Long Term Debt 1,716 1,311 Total Net Debt 1,469$ 1,127$ Total Regal Beloit Corporation Shareholders' Equity 1,937 2,039 Noncontrolling Interests 46 39 Total Equity 1,983$ 2,078$ Total Ending Invested Capital 3,451$ 3,205$ Average Total Invested Capital 3,328$ Adjusted Operating Profit* 314 Less Income Tax Provision @ 23% 23.0% Adjusted NOPAT 241.9$ Return on Invested Capital 7.3% * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

March 10, 2017 ©2017 Regal Beloit Corporation 86 Appendix Non-GAAP Reconciliations (Dollars in Millions) FREE CASH FLOW Dec 29, 2012 Dec 28, 2013 Jan 3, 2015 Jan 2, 2016 Dec 31, 2016 Net Cash Provided by Operating Activities 351.7$ 305.0$ 298.2$ 381.1$ 439.6$ Additions to Property Plant and Equipment (91.0) (82.7) (83.6) (92.2) (65.2) Grants Received for Capital Expenditures 8.7 1.6 - - Free Cash Flow 269.4$ 223.9$ 214.6$ 288.9$ 374.4$ (Dollars in Millions) ADJUSTED NET INCOME Dec 29, 2012 Dec 28, 2013 Jan 3, 2015 Jan 2, 2016 Dec 31, 2016 GAAP Net Income (Loss) Attributable to Regal Beloit Corporation 195.6$ 120.0$ 31.0$ 143.3$ 203.4$ Goodwill nd Asset Impairments and Other, Net - 81.0 159.5 92.7 - Tax Effect from Goodwill and Asset Impairments and Other, Net - (6.4) (12.3) (21.8) - Adjusted Net Income 195.6$ 194.6$ 178.2$ 214.2$ 203.4$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 137.7% 115.1% 120.4% 134.9% 184.1% Five Year Average Free Cash Flow to Adjusted Net Income 138.4% Twelve Months Ended Twelve Months Ended

March 10, 2017 ©2017 Regal Beloit Corporation 87 Appendix Non-GAAP Reconciliations Fiscal 2013 Fiscal 2014 Fiscal 2015 Fiscal 2016 Net Income Attributable to Regal Beloit Corporation 120.0$ 31.0$ 143.3$ 203.4$ Goodwill Impairment 117.2 58.1 Asset Impairment and Other, Net 74.6 30.2 Venezuelan Asset Write Down 12.8 Restructuring and Related Costs 4.0 8.2 5.6 4.4 Loss on Divestiture Bankruptcy 4.1 Gain on Disposal of Real Estate (10.4) (2.1) Purchase Accounting and Transaction Costs 1.1 6.3 21.5 Venezuelan Currency Devaluation 6.8 0.9 Loss (Gain) on Disposal of Business 1.8 (8.1) Tax Benefit Attributable to Prior Year (1.8) 197.9$ 195.2$ 240.1$ 199.7$

©2017 Regal Beloit Corporation Segment Breakout Sessions March 10, 2017 Regal Beloit Corporation Investor Day 2017

©2017 Regal Beloit Corporation Mike Wickiser Senior Vice President Commercial Motors Eric McGinnis Vice President Industrial Motors and Power Generation Regal Beloit Corporation Investor Day 2017 March 10, 2017 Commercial & Industrial Systems Mike Logsdon Vice President Technology

March 10, 2017 ©2017 Regal Beloit Corporation 3 Agenda  C&I Systems Overview  Growth Progress – 2016 & 2017  Core Products and Energy Legislation Update  New Products to Drive Growth  Questions

Commercial & Industrial Systems Overview

2016 Sales
$1,531M

Improving Industrial Environment

Primary Brands

marathon™

LEESON

Century®

Revolutionary New Products

Increased Focus on Distribution

Targeting Growth in IHP

Sales by Product



Drives & Controls
Switchgear Generators
Large HP
Integral HP
Fractional HP

Sales by Geography



ROW
Europe
Asia Pacific
Mexico
U.S. & Canada

Sales by End Market



Oil & Gas
Power Generation
CHVACR
Pump
General Industry
Distribution

Production by Region



Europe
U.S. & Canada
Mexico
Asia Pacific

March 10, 2017

©2017 Regal Beloit Corporation

REGAL

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March 10, 2017 ©2017 Regal Beloit Corporation 5 Motors and Controls Drive & Control Systems Power Generation C&I Systems Products

March 10, 2017 ©2017 Regal Beloit Corporation 6 NA/China Industrial Oil and Gas Price / MPF Transport Refrig. Commercial HVAC Residential Pool Data Centers 2016 End Markets 2017 Outlook NA/China Industrial Oil and Gas Price / MPF Transport Refrig. Commercial HVAC Residential Pool Data Centers Growth Driven by Improving End Markets and Efficiency Trends Commercial & Industrial Systems

March 10, 2017 ©2017 Regal Beloit Corporation 7 Energy Efficiency Energy Efficiency Trends Drive Growth TRENDS REGULATIONS  Higher Efficiencies  Variable Speed  System Integration  Commercial HVAC – 2018  Resi Pool Pumps – 2019  C&I Pumps – 2021 Sales Impact $20M

March 10, 2017 ©2017 Regal Beloit Corporation 8 Business Rightsized – Markets Improving Drives and Controls Motor Starter and Low Voltage Drives Oil Well Pumping  80% of Rightsizing Complete in 2016 – Evaluating Further Restructuring  Diversified Product Capabilities to Serve Other Markets  Improving Environment in Oil and Gas End Markets Oil and Gas Solutions

March 10, 2017 ©2017 Regal Beloit Corporation 9 C&I Global Industrial Motor Growth Growing the Core With Simplified Design and Competitive Footprint Regal Wuxi, China  World Class Manufacturing Facilities  New Global Integral Motor Design Platform  Single Global Industrial Management Team  Adding Incremental Sales Resources  Focus on Key OEMs and the Distribution Channel

March 10, 2017 ©2017 Regal Beloit Corporation 10 Technology as Growth Driver Regal Continues to Lead This Transformation SyMAX-i® SyMAX® SyMAX® Fixed Speed Induction PM Motors with Integrated Control Permanent Magnet (PM) Motors

March 10, 2017 ©2017 Regal Beloit Corporation 11 Presenting UlteMAX™ Axial Form Factor Changing the Game in Air Moving - $70M Sales Over 7 Years 10hp Induction Motor & Separate Control Plus Supporting Structure (>250 lbs) 10hp Regal UlteMAXTM Axial Motor and Integrated Control (<50 lbs) 5” Thick 10hp Motor with Modular Control Pods

March 10, 2017 ©2017 Regal Beloit Corporation 12 C&I Systems Key Takeaways  End Markets Improving  Energy Efficiency Trends are a Tailwind  Industrial Motors Global Platform Complete  Emerging Custom Drives & Controls Segment  Exciting New Products

©2017 Regal Beloit Corporation John Kunze Vice President Climate Solutions Paul Selking Business Leader HVAC Regal Beloit Corporation Investor Day 2017 March 10, 2017 Climate Solutions

March 10, 2017 ©2017 Regal Beloit Corporation 14 Agenda  Climate Solutions Overview  HVAC Market Outlook  Energy Legislation Update  New Products to Drive Growth  Questions

March 10, 2017 ©2017 Regal Beloit Corporation 15 Climate Solutions Overview 2016 Sales $960M Technology & Market Leader Fractional HP Motors Blower Systems Other USA Mexico Asia Europe USA & Canada Mexico Europe ROW Middle East Resi & Light Commcl HVAC Distributi on Water Heating Comm Ref General Industrie s Global Foot Print Diversity in Served Segments Sales by Product Sales by End Market Sales by Geography Production by Region

March 10, 2017 ©2017 Regal Beloit Corporation 16 Key Products and Applications Applications Products

March 10, 2017 ©2017 Regal Beloit Corporation 17 North America Resi. HVAC Demand Outlook Source: AHRI; JP Morgan HVAC Industry Report (2016) North American Residential HVAC Growth Continues • Strong base demand from new housing • Pent up demand continuing to provide growth • Replacing peak year of 2005 Units

March 10, 2017 ©2017 Regal Beloit Corporation 18 Resi. HVAC Sector Transitioning to Higher SEER Source: AHRI; JP Morgan HVAC Industry Report (2016), Management estimate More efficient Less efficient Product Mix Shift Toward Higher Efficiency Presents Opportunity for Regal

March 10, 2017 ©2017 Regal Beloit Corporation 19 Industry Units by Motor Type (million units) 2016 2020 High Eff Standard 2.9 3.1 Sources: AHRI & Management estimates  Fan Energy Rating (FER)  New National Furnace Standard  Electrical Efficiency Requirement  High Efficiency Motor Mandate  7/1/19 Effective Date Significant Industry Mix Shift by 2020 Furnace Fan Regulation Impact

March 10, 2017 ©2017 Regal Beloit Corporation 20 Four Paths To Meet FER Regulation Blower Housing Blower Motor Gas Modulation Heat Exchanger 70% 82% 93% 100% % of Volume

March 10, 2017 ©2017 Regal Beloit Corporation 21 New Products Driving Growth Regal Axial Technology Provides Differentiation Draft Inducer Pre-Mix DEC Star®

March 10, 2017 ©2017 Regal Beloit Corporation 22 AHR Expo 2017 – Customer Highlights

March 10, 2017 ©2017 Regal Beloit Corporation 23 ECM Proliferation Now Needs Service Installed Base Contractor Tools Product Solutions Millions of units 2000 2016 30 20 10

March 10, 2017 ©2017 Regal Beloit Corporation 24 Climate Solutions Key Takeaways  Leader in NA HVAC, Water Heating & Commercial Refrigeration  Positive Market Growth Drivers  Energy Efficiency Provides Tailwinds  Innovative New Products Taking Hold

©2017 Regal Beloit Corporation Jerry Morton Vice President Power Transmission Solutions Dave Brick Vice President PTS Technology Regal Beloit Corporation Investor Day 2017 March 10, 2017 Power Transmission Solutions

March 10, 2017 ©2017 Regal Beloit Corporation 26 Agenda  Power Transmission Solutions Overview  Integration and Synergy Update  Growth Drivers  New Products  Questions

March 10, 2017 ©2017 Regal Beloit Corporation 27 Power Transmission Solutions Overview 2016 Sales $734M Global Footprint Primary Brands Premier Power Transmission Brands Balanced Customer Base OEM - Distribution - End Users Sales by Product Sales by End Market Sales by Geography Production by Region Gearing Bearings Components Couplings Conveying U.S. & Canada Mexico EMEA Asia Pacific Material Handling Oil & Gas Metals Food & Beverage General Industrial HVAC U.S. & Canada Mexico EMEA Asia Pacific

March 10, 2017 ©2017 Regal Beloit Corporation 28 Product Brands Est. Installed Base ($M) Key Products $1,740 Mounted Bearing Cam Follower $1,250 Worm Gearing Shaft Reducer $1,000 Disc Couplings Gear Coupling $525 Chain Guide Conveyor Chain $450 V-Belt Drive TorqGard™ PTS Established Brand Portfolio Large Installed Base Drives Like-for-Like Replacement Revenue COMPONENTS CONVEYING COUPLINGS GEARING BEARINGS

March 10, 2017 ©2017 Regal Beloit Corporation 29  Integration of Regal's Largest and Most Complex Acquisition Now Complete  Delivered $20 Million of Synergies through Year Two  Forecasting $30 Million in Total Synergies By End of Year Three – Ahead of Original Four Year Plan Executed Double Integration - Synergies Are Ahead of Schedule PTS Integration Complete

March 10, 2017 ©2017 Regal Beloit Corporation 30 PTS Growth Drivers Customer Care Performance Excellence Commercial Excellence New Products Prospects Inquiries Proposals New Sales

March 10, 2017 ©2017 Regal Beloit Corporation 31 Performance Excellence Impact Performance Excellence Driving Key Customer Metrics Past Due Backlog  Daily Focus to Executive Level of Past Due by SKU  Implemented Pull Systems % Available in Stock  Strategically Invested in the Right Inventory  Customer Driven Portfolio Review Drove Supply Chain Refinement Quality (PPM)  Established Key Performance Indicators  Regular Executive Reviews Establishing Improvement Plans 25% Jan-15 Dec-16 14% Jan-15 Dec-16 33% Jan-15 Dec-16

March 10, 2017 ©2017 Regal Beloit Corporation 32  Acting on Customer Feedback – Nineteen Total Associates Added to U.S. Based Teams – Actions Completed in 2016  Customer Care Actions Helped Drive an Improved Net Promoter Score Delighting Our Customers Drives Growth Baggage Handling Application New Customer Care Team 2015 2016 12 Points Net Promoter Score Customer Care Improvement

March 10, 2017 ©2017 Regal Beloit Corporation 33 Commercial Excellence Extending Performance Excellence to the Commercial Function  Commercial Coverage – Identified Sales Coverage Gap and Opportunities to Further Penetrate and Grow – Adding/Reallocating 30% More Resources to Field Sales Force – Complete in 2017  Increasing Effectiveness of Commercial Teams – Increase Utilization of Customer Relationship Management (CRM) Tool – Execute Our Opportunity Funnel – Adding Sales Operations Team for Training and Analytics – Revised Sales Compensation Strategy (Variable Comp) Heat Map Example

©2017 Regal Beloit Corporation PTS Technology Update

March 10, 2017 ©2017 Regal Beloit Corporation 35 New Product Success Innovation and Synergy Delivering Growth and Margin Acquired  New Product for Utility Scale Solar Improves the Efficiency of the Panels as They Track the Sun  PTS Acquisition Enabled the Scale and Speed ‒ Delivered ~$30M in Sales in 2 Years  Next Generation Products Are in Development with Global Opportunities

New Products for Growth Industries

Material Handling

- Integrated Gearmotors
  - High Efficiency and Power Density
- Mounted Bearing
  - TIME SAVING™ Technology
- Modular Transfer System - MODSORT™
  - Improves Warehouse & Distribution Operations







Energy

- Fracking Pump Gearbox
  - 20% More HP - Fits Existing Rigs
- High Performance Disc Coupling
  - Lowest Weight - Highest Speed Capability





Focused Product Development Delivering $25M+ Growth Over 3 Years

March 10, 2017
©2017 Regal Beloit Corporation
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March 10, 2017 ©2017 Regal Beloit Corporation 37  Key End Markets Are Turning  Integration Complete – Synergies Ahead of Schedule  Renewed Focus on the Customer  Commercial Excellence on Track  Technology and New Product Teams Are Driving Growth Key Takeaways